SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) -- December 3, 1996

                             MELLON BANK CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                  1-7410                    25-1233834
(State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)              Identification No.)

                             One Mellon Bank Center
                                500 Grant Street
                         Pittsburgh, Pennsylvania 15258
               (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code -- (412) 234-5000

Item 5.  Other Events.

         On December 10, 1996, Mellon Capital I, a Delaware statutory business trust (the "Trust"), issued 500,000 of its 7.72% Capital Securities, Series A (the "Capital Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-15269). The sole asset of the Trust is $515,464,000 in aggregate principal amount of the 7.72% Junior Subordinated Deferrable Interest Debentures, Series A, of the Registrant. In addition, pursuant to the Guarantee Agreement and the Agreement Regarding Expenses and Liabilities referred to below, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

             The following exhibits are filed herewith:


     Exhibit
     Number      Description
  ------------   --------------------------------------------------------------

      1.1 Underwriting Agreement, dated December 3, 1996, among Mellon Capital I, Mellon Capital II, Mellon Capital III, Mellon Bank Corporation and Goldman, Sachs & Co., as Representatives of the Underwriters.

      1.2 Pricing Agreement, dated December 3, 1996, among Mellon Capital I, Mellon Bank Corporation and Goldman, Sachs & Co., as Representatives of the Underwriters.

      4.1 Junior Subordinated Indenture, dated as of December 3, 1996, between Mellon Bank Corporation and The Chase Manhattan Bank, as Debenture Trustee.

      4.2 Certificate Representing the 7.72% Junior Subordinated Deferrable Interest Debentures, Series A, of Mellon Bank Corporation.

      4.3 Amended and Restated Trust Agreement, dated as of December 3, 1996, of Mellon Capital I, among Mellon Bank Corporation, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein.

      4.4 Certificate Representing the 7.72% Capital Securities, Series A, of Mellon Capital I.

      4.5 Guarantee Agreement, dated as of December 3, 1996, between Mellon Bank Corporation, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee.

      4.6 Agreement as to Expenses and Liabilities, dated as of December 3, 1996, between Mellon Bank Corporation, as the holder of the Common Securities of Mellon Capital I, and Mellon Capital I.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MELLON BANK CORPORATION



Date: December 11, 1996                              By:     /s/  Carl Krasik
                                                         ---------------------
                                                              Carl Krasik
                                                              Secretary

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


                                  EXHIBIT INDEX




 Exhibit
 Number    Description                                                    Method of Filing
--------   ----------------------------------------------------           ----------------

  1.1      Underwriting Agreement, dated December 3,                     Filed herewith
           1996, mong Mellon Capital I, Mellon Capital
           II, Mellon Capital III, Mellon Bank Corporation
           and Goldman, Sachs & Co., as Representatives of
           the Underwriters.

  1.2      Pricing Agreement, dated December 3, 1996,                    Filed herewith
           among Mellon Capital I, Mellon Bank Corporation
           and Goldman, Sachs & Co., as Representatives of
           the Underwriters.

  4.1      Junior Subordinated Indenture, dated as of                    Filed herewith
           December 3, 1996, between Mellon Bank Corporation
           and The Chase Manhattan Bank, as Debenture Trustee.

  4.2      Certificate Representing the 7.72% Junior Subordinated         Filed herewith.
           Deferrable Interest Debentures, Series A, of Mellon Bank
           Corporation.

  4.3      Amended and Restated Trust Agreement, dated as of              Filed herewith.
           December 3, 1996, of Mellon Capital I, among Mellon
           Bank Corporation, as Depositor, The Chase Manhattan
           Bank, as Property Trustee, Chase Manhattan Bank
           Delaware, as Delaware Trustee, and the Administrative
           Trustees named therein.

  4.4      Certificate Representing the 7.72% Capital Securities,         Filed herewith.
           Series A, of Mellon Capital I.

  4.5      Guarantee Agreement, dated as of December 3, 1996,             Filed herewith.
           between Mellon Bank Corporation, as Guarantor, and
           The Chase Manhattan Bank, as Guarantee Trustee.

  4.6      Agreement as to Expenses and Liabilities, dated as of          Filed herewith.
           December 3, 1996, between Mellon Bank Corporation, as the
           holder of the Common Securities of Mellon Capital I, and
           Mellon Capital I.




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